Exhibit 10.4

SECURITY INTEREST AGREEMENT

The undersigned, MILLENNIUM BIOTECHNOLOGIES, INC. (“Millennium” or “Debtor”), a Delaware corporation with headquarters located at 665 Martinsville Road, Suite 219, Basking Ridge, NJ, for value received, hereby grants unto

Harborview Master Fund LP (“Harborview” or the “Secured Party”), a limited partnership organized and existing under the laws of the British Virgin Islands, having its principal place of business at Harbour House, 2d Floor, Road Town, Tortola, BVI,

a security interest in the Collateral (as defined below), as follows:

1. COLLATERAL:

As used herein, the term “Collateral” means:

(a) the United States patents owned by Millennium listed in Exhibit I hereto; and

(b) the United States trademarks, trademark applications and trademark registrations owned by Millennium listed in Exhibit I hereto.

2. INDEBTEDNESS SECURED:

Pursuant to the terms of a personal guaranty (the “Guaranty”), Millennium has guaranteed to the Secured Party certain obligations of its parent entity, Millennium Biotechnologies Group, Inc. (“Group”), which obligations include, but are not necessarily limited to, the payment of one or more certain Secured Convertible Notes of Group to the Secured Party (the “Group Notes”) in the aggregate original principal amount of $550,000 (all such obligations of Group and the obligations of Millennium under such Guaranty and any other written obligations of Millennium to the Secured Party [the Guaranty and such other written obligations of Millennium are referred to collectively as the “Millennium Agreements”], the “Obligations”). By this Agreement, Millennium secures payment and performance of the Obligations by granting the Secured Party a security interest in and to the Collateral and all of the proceeds of all or any of the Collateral.

The term “Permitted Encumbrance” means other the liens and encumbrances on the Collateral previously disclosed to the Secured Party in a writing acknowledged or countersigned by the Secured Party, subject, in each case, to the terms and conditions and limitations provided in such writing.

This Agreement shall continue in full force and effect until terminated in accordance with the provisions of paragraph 10 hereof.

3. REPRESENTATION AND WARRANTIES:

Millennium hereby represents and warrants that:

(i) except for the security interest granted to the Secured Party hereby and for the Permitted Encumbrances, (a) the Collateral listed in Exhibit I hereto is owned by Millennium free and clear of all liens, charges, encumbrances, set-offs, defenses and counterclaims whatsoever of any kind or nature, and (b) Millennium has made, and will make, no assignment, pledge, mortgage, hypothecation or transfer of any Collateral or of the proceeds thereof;

(ii) the execution and delivery of this instrument will not conflict with or contravene any contractual restriction binding on Millennium, including any license agreement relating to the Collateral or any part thereof;

(iii) except as heretofore disclosed to the Secured Party in writing, there are no legal actions or administrative proceedings pending or threatened before any court or administrative agency involving the Collateral, or any part thereof; and

(iv) Millennium will defend its title to the Collateral against the claims of all persons (other than the Secured Party) whatsoever.

4. USE AND OWNERSHIP PRIOR TO DEFAULT:

Unless and until an event of default shall occur and be continuing, Millennium shall retain the legal and equitable title to the Collateral, and shall have the right to use and register the Collateral in the ordinary course of the business of Millennium, but, except for Permitted Encumbrances, shall not be permitted to sell, assign, transfer, license or otherwise encumber the Collateral or any part thereof to any party (including, but not limited to, Group) other than the Secured Party; provided, however, that nothing herein contained shall prohibit Millennium from failing to renew or otherwise abandoning any item included within the Collateral if, in Millennium’s good faith judgment, the retention of such item is not material to the proper conduct of Millennium’s business, except that Millennium shall not permit the abandonment of any pending or issued patent or trademark application or expiration of the trademark registrations listed in Exhibit I hereto, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

5. REMEDIES ON DEFAULT:

Upon the occurrence of an event of default under the Obligations, the Secured Party shall be entitled to exercise in respect to the Collateral all of the rights and remedies available to a secured party upon default under the Uniform Commercial Code in New York at that time, and, in addition thereto, the rights and remedies provided for herein and such other rights and remedies as might be provided for by law:

(a) In the event of sale of the Collateral, or any part thereof, the Secured Party shall give Millennium reasonable notice (i) of the time and place of any public sale thereof, or (ii) of the time and place of any private sale, or (iii) that any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of the sale or other intended disposition is mailed, by the Secured Party, postage prepaid, to Millennium at its address set forth on the first page hereof or such other address as Millennium may, by notice, have furnished to the Secured Party in writing for such purpose, at least ten days prior to the time of such sale or other intended disposition.

(b) If Millennium shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty of the Millennium Agreements shall be breached, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the liability of Millennium hereunder the cost or expense incurred by the Secured Party in doing so, and any and all amounts expended by the Secured Party in taking any such action shall be repayable to it upon its demand to Millennium thereof and shall bear interest at the same rate which would apply to such amounts if they were subject to and including in the Group Note to the Secured Party, from and including the date advanced to the date of repayment.

(c) Millennium will, in the event of a sale, and upon advance written request, duly execute and acknowledge all documents necessary or advisable to record title to the Collateral in the name of the purchaser, including valid, recordable assignments of the issued patents, pending patent applications, trademark applications and trademark registrations listed in Exhibit I hereof. In the event that Millennium should then fail or refuse to execute and deliver any or all documents necessary or advisable to record title to the Collateral in the name of the purchaser, Millennium does hereby irrevocably appoint the Secured Party its attorney-in-fact (with power of substitution) to execute any or all of such documents on Millennium’s behalf. Such appointment shall be deemed coupled with an interest.

6.  APPLICATION OF PROCEEDS:

All proceeds of Collateral shall be applied as provided in a separate agreement between Millennium and the Secured Party.

7. PURCHASERS OF COLLATERAL:

Upon any sale of Collateral by the Secured Party hereunder (whether under power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see the application of any part of the purchase money paid over to the Secured Party or Millennium nor shall such officer or be answerable in any way for the misapplication or non-application thereof.

8. INDEMNITY:

Millennium agrees to indemnify and hold harmless the Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Secured Party for all costs and expenses, including attorneys' fees, growing out of or resulting from a breach and subsequent enforcement of this Agreement, or the exercise by the Secured Party of any right or remedy granted to it hereunder. In no event shall the Secured Party be liable for any matter or thing in connection with this Agreement, other than to account for monies actually received by it in accordance with the terms hereof.

9. FURTHER ASSURANCES:

Millennium agrees that it will join with the Secured Party in executing and, at its own expense, shall file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices including, without limit, the Patent and Trademark Office, as the Secured Party may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Secured Party’s security interest in the Collateral. Millennium hereby authorizes the Secured Party to file financial statements and amendments thereto relative to all or any part of the Collateral without the signature of Millennium where permitted by law, and Millennium agrees to do such further acts and things and execute and deliver to the Secured Party such additional conveyances, assignments, agreements and instruments as the Secured Party may require or deem advisable to carry into effect the purpose of this Agreement or to better assure and confirm unto the Secured Party its rights, powers and remedies hereunder.

10. TERMINATION:

This Agreement, and the security interest of the Secured Party hereunder, shall terminate when all of the Obligations to the Secured Party shall have been fully paid and satisfied, at which time the Secured Party shall release to Millennium the Secured Party’s security interest in the Collateral and, if requested by Millennium, the Secured Party shall execute permit Millennium to file in each office in which any financial statement or assignment relative to the Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing the Secured Party’s interest therein, all without recourse to and without warranty by such Secured Party; notwithstanding the foregoing, all costs of preparing, transmitting and filing such termination statements, assignments, or other instruments shall be at the sole cost and expense of Millennium.

11. GOVERNING LAW:

This Agreement shall be construed and governed by the substantive law of the State of New York exclusive of its conflict of law rules and, to the extent applicable, by federal law, to the exclusion of all other jurisdictions. The parties agree that any and all disputes arising under or relating to this Agreement shall be litigated solely in the state or federal courts located in the State of New York and the parties hereby agree to submit to such jurisdiction.

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12. MISCELLANEOUS:

Nothing in this Agreement shall be interpreted to limit the obligations of Millennium to the Secured Party the rights of the Secured Party pursuant to the provisions of any other written agreement between Millennium and the Secured Party, each of which such agreements remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its duly authorized officer or representative as of the 30th day of November, 2007.

DEBTOR:

MILLENNIUM BIOTECHNOLOGIES, INC.

By:	/s/ Frank Guarino

Name:	Frank Guarino

Title:	CFO

ACCEPTED BY THE SECURED PARTY:

HARBORVIEW MASTER FUND LP

By:	s/

Name:	Navigator Management Ltd.

Title:	Authorized Signatory